--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                 May 28, 1997

Dear Shareholder,

  We are pleased to present to shareholders of The Emerging Germany Fund Inc. the Fund's report for the quarter ended March 31, 1997.

  Low interest rates, improved corporate earnings and increased liquidity inflows propelled the German equity market to record highs in the first quarter 1997. Exports continued to serve as the main engine of growth for the German economy, and helped offset the effects of weak private consumption, high unemployment and ongoing public spending cuts.

  Our outlook for the German stock market remains positive in view of a favorable interest rate environment, the development of an increasingly energetic equity culture and the overall underrepresentation in the equity markets of domestic and foreign institutional investors.

  At the end of the first quarter 1997, the Fund had a net asset value of $161.3 million, or $11.52 per share, compared with $149.3 million or $10.66 per share, net of a dividend of $0.02 per share, at year-end 1996. This represented a gain in net asset value of 8.1% in the first quarter, compared with a gain in the DAX100 Index of 9.7% in dollar terms. The market price of the Fund's shares increased by 7.7% to $8.75.

  At March 31, 1997, the Fund's invested position comprised 99.6% of net assets and consisted of 44 common stocks and five preferred stocks of German companies.

  We thank our shareholders for their continued interest and support.

                                   Sincerely,

   [SIGNATURE]                             [SIGNATURE]
Rolf Passow                                William S. Stack
Chairman                                   President

--------------------------------------------------------------------------------

                             MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

STOCK MARKET

  In the first quarter of 1997 the German stock market reached record highs. Improved earnings forecasts, low interest rates and liquidity inflows provided strong support. The DAX Index gained more than 18% in DM terms.

  Steel companies showed the strongest performance, achieving a return of more than 30% in the first quarter, in large part due to the announced merger of the steel production areas of Thyssen and Krupp-Hoesch. The automobile sector also outperformed the market with a return of 29%. Companies in the technology, retail, finance, construction and insurance industries also outperformed the market, while the utility, chemical and machinery industries underperformed.

  We believe that the prospects for the German equity market remain favorable. Low interest rates are an incentive and major domestic and foreign investors are still underrepresented in the German equity market. The Spezialfonds, tax-driven investment vehicles for German institutions and insurance companies, exhibit a growing tendency to switch out of bonds into stocks. Moreover, Spezialfonds are enjoying a brisk inflow of funds, as are equity funds open to the public.

ECONOMY

  The release of economic data on GDP growth and its component parts for the fourth quarter of 1996 made clear the relative weaknesses and strengths of the German economy. Weak areas include private consumption, which was hit by a combination of low wage increases, high social security contributions and high unemployment. Also weak was the construction sector, which was hit by cold weather, the expiration of several tax subsidies and lower public sector investment in eastern Germany. In addition, government spending fell 0.6% as a result of Germany's drive to meet the Maastricht criteria.

  The strongest growth stimulus came from exports, which rose nearly 5% in the fourth quarter of 1996. Available indicators for the current year support our view that growth will continue to be driven by exports. Nonetheless, we believe that economic growth may be held back by continuing weak consumer demand given the high unemployment rate of more than 11% and continuing spending cuts in the public sector in order to meet the Maastricht deficit target. Although the increase in German prices accelerated temporarily in the beginning of the year due to weather-related factors (higher prices for food and heating oil), the inflation rate is generally expected to remain at last year's level of around 1.5%.

  Finally, in the present economic environment we believe there is little reason for the Bundesbank to change its interest rate policy. In the eyes of the Bundesbank, the recent weakening of the DM has already provided sufficient growth stimulus. Further monetary easing would also harbor the risk of accelerating currency depreciation and, with inflation likely to remain at its current low levels and only moderate growth expectations for the overall economy, there is even less reason to expect a rate hike.

PERFORMANCE REVIEW

  In the first quarter of 1997, the Fund's net asset value gained 8.1% compared with a rise in dollar terms of 9.5% in the DAX, 9.7% in the DAX100 and 11.4% in the MSCI Germany Index. The market price of the Fund's shares increased 7.7% to $8.75.

  One of the main reasons for the relative underperformance in the first quarter was the extraordinary rise of Allianz following a long period of underperformance. Allianz's share price gained almost 10% in less than one week, and helped raise the whole insurance industry in which the Fund had been underweighted. Chemicals showed a relative underperformance in the first quarter after a very strong 1996, and the Fund's exposure to the chemical sector is substantial. In addition, the Fund had a limited exposure to a number of companies that performed well in the first quarter 1997. They included several small companies with a history of weak performance which rallied in the first quarter from their very low levels.

  Sixt, a car rental company, was the best performer in the Fund's portfolio with a gain of approximately 80% in the first quarter. Volkswagen was also an excellent performer with a return of more than 45%. Disappointing, by contrast, was Hoechst which, after rising by 116% in 1996, suffered in the first quarter of 1997.

  Against the economic background of strong export growth, particularly in the auto industry, the Fund continued to increase its exposure to the automobile industry by increasing its positions in Volkswagen and Daimler and by acquiring new positions in BMW and Kolbenschmidt, a manufacturer of motor vehicle parts. Daimler and Volkswagen were among the largest portfolio holdings at the end of the first quarter and together represented 14% of the Fund's net assets.

  The largest industry class in the Fund's portfolio is chemicals. In view of continuing cost cutting and corporate restructuring, our outlook for the chemical industry remains positive. Nevertheless, we have slightly pared down our chemicals exposure in the wake of a very strong 1996. We also reduced our weighting in the health care sector by trimming the position in Altana and by selling the positions in Schering and Gehe.

  The Fund remains slightly overweighted in banks. We believe that there is a high probability of consolidation among banks due to the industry's need to cut costs and enhance its global competitiveness. In the insurance industry we increased our positions in Allianz and Munchener Ruckversicherung. In transportation services we increased our weighting in Sixt and eliminated the position in Lufthansa. In industrial equipment, we sold the position in Buderus. In the utilities industry, we reduced the weighting in Rheinelektra.

  Our strategy remains focused on export-oriented companies. In this respect we acquired Vossloh, a manufacturer of rail-track components and machining units for railway wheel sets and a service provider to the rail sector. More than 70% of Vossloh's sales in the transport technology division is generated outside Germany. Companies with a primarily domestic emphasis are minimally represented in the portfolio.

  Stocks of the following companies represented the Fund's ten largest positions at March 31, 1997:

                                                    MARKET VALUE   PERCENT OF
COMPANY                                                IN USD      NET ASSETS
--------------------------------------------------  ------------   ----------
Daimler-Benz AG...................................  $ 12,797,698       7.9%
Allianz AG Holding................................     9,811,578       6.1
Volkswagen AG.....................................     9,674,421       6.0
Bayer AG..........................................     9,362,633       5.8
Veba AG...........................................     8,494,724       5.3
Hoechst AG........................................     8,100,492       5.0
SAP AG............................................     7,657,393       4.7
BASF AG...........................................     6,610,505       4.1
Deutsche Bank AG..................................     6,474,697       4.0
Bayerische Hypotheken- und Wechsel-Bank AG........     6,117,340       3.8
                                                    ------------       ---
                                                    $ 85,101,481      52.7%
                                                    ------------       ---
                                                    ------------       ---

PERCENT OF NET ASSETS BY INDUSTRY

                                                                                                        PERCENT OF
INDUSTRY CLASS                                                                                          NET ASSETS
----------------------------------------------------------------------------------------------------  ---------------
Automotive Related..................................................................................          16.6%
Banking.............................................................................................          15.0
Building and Construction...........................................................................           2.4
Chemicals and Textiles..............................................................................          17.3
Communication Services..............................................................................           2.0
Drugs and Hospital Supplies.........................................................................           2.6
Electrical Equipment................................................................................           0.4
Electronics and New Technology......................................................................           0.4
General Retail......................................................................................           1.2
Household/Related Non-Durables......................................................................           3.7
Industrial Equipment................................................................................           6.6
Insurance...........................................................................................          11.4
Media Services......................................................................................           0.6
Other Consumer Durables.............................................................................           0.9
Raw and Basic Materials.............................................................................           4.1
Technology Services.................................................................................           4.7
Transportation Services.............................................................................           0.9
Utilities...........................................................................................           8.8
                                                                                                               ---
  Percent of Net Assets.............................................................................          99.6%
                                                                                                               ---
                                                                                                               ---

OTHER MATTERS

  The Fund's 1996 Annual Report erroneously listed the Fund's portfolio turnover rate at 90% for the fiscal year ended December 31, 1996. The rate for such period was in fact 51%.

  In addition, the shareholder proposal addressing the discount to net asset value and submitted for shareholder approval at the Fund's 1997 Annual Meeting did not carry. Of the Fund's 7,332,143 shares voting on the proposal, 2,708,991 shares were cast for, 3,607,076 shares were cast against, and 1,016,076 shares abstained from voting on the proposal.

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
INVESTMENTS IN SECURITIES AND NET ASSETS
MARCH 31, 1997 (UNAUDITED)

----------------------------------------------------------------------------
   SHARES                 EQUITY INVESTMENTS                MARKET VALUE

----------------------------------------------------------------------------
CONSUMER DURABLES SECTOR--17.5%
               AUTOMOTIVE RELATED--16.6%
        1,500  Bayerische Motoren Werke AG.............  $         1,232,972
      100,000  Continental AG **.......................            2,224,487
      160,000  Daimler-Benz AG *.......................           12,797,698
       50,000  Kolbenschmidt AG *......................              869,409
       17,500  Volkswagen AG...........................            9,674,421
                                                         -------------------
                                                                  26,798,987
                                                         -------------------
               OTHER CONSUMER DURABLES--0.9%
        5,000  Friedrich Grohe AG Pfd..................            1,549,946
                                                         -------------------
CONSUMER NON-DURABLES SECTOR--4.9%
               GENERAL RETAIL--1.2%
       50,000  Douglas Holding AG......................            1,855,738
                                                         -------------------
               HOUSEHOLD/RELATED
                 NON-DURABLES--3.7%
       15,000  Adidas AG...............................            1,704,341
        1,500  Hugo Boss AG Pfd. **....................            2,050,606
        4,000  Wella AG................................            2,194,508
                                                         -------------------
                                                                   5,949,455
                                                         -------------------
CYCLICAL/CAPITAL GOODS SECTOR--31.3%
               BUILDING AND CONSTRUCTION--2.4%
        7,000  Dyckerhoff AG Pfd. **...................            2,530,879
       30,000  Industrieverwaltungs-Gesellschaft AG....            1,039,693
        7,500  Industrieverwaltungs-Gesellschaft AG New
                 *.....................................              247,332
                                                         -------------------
                                                                   3,817,904
                                                         -------------------
               CHEMICALS AND TEXTILES--17.3%
      175,000  BASF AG.................................            6,610,505
      225,000  Bayer AG................................            9,362,633
       15,000  Henkel KGaA Pfd.........................              827,437
       15,724  Henkel KGaA *...........................              802,322
      200,000  Hoechst AG **...........................            8,100,492
       70,000  SKW Trostberg AG **.....................            2,245,473
                                                         -------------------
                                                                  27,948,862
                                                         -------------------
               INDUSTRIAL EQUIPMENT--6.6%
       47,500  Durr AG.................................            1,780,040
        5,000  IWKA AG.................................            1,217,172
        2,500  Linde AG................................            1,761,302
        8,500  Mannesmann AG...........................            3,251,589
       50,000  Siemens AG..............................            2,695,167
                                                         -------------------
                                                                  10,705,270
                                                         -------------------
----------------------------------------------------------------------------
   SHARES                 EQUITY INVESTMENTS                MARKET VALUE
----------------------------------------------------------------------------
               RAW AND BASIC MATERIALS--4.1%
        2,500  Degussa AG..............................  $         1,067,274
        7,500  Fried, Krupp AG Hoesch-Krupp **.........            1,461,506
       30,000  SGL Carbon AG...........................            4,119,199
                                                         -------------------
                                                                   6,647,979
                                                         -------------------
               TRANSPORTATION SERVICES--0.9%
        1,920  Sixt AG.................................            1,151,217
          500  Sixt AG Pfd.............................              299,796
                                                         -------------------
                                                                   1,451,013
                                                         -------------------
HEALTHCARE SECTOR--2.6%
               DRUGS AND HOSPITAL SUPPLIES--2.6%
        3,000  Altana AG...............................            2,403,166
       22,500  Schwarz Pharma AG.......................            1,767,298
                                                         -------------------
                                                                   4,170,464
                                                         -------------------
INTEREST-SENSITIVE SECTOR--35.2%
               BANKING--15.0%
      175,000  Bayerische Hypotheken- und Wechsel-Bank
                 AG....................................            6,117,340
      120,000  Bayerische Vereinsbank AG **............            4,971,819
      125,000  BHF-Bank AG **..........................            3,259,534
       50,000  Commerzbank AG..........................            1,439,021
      115,000  Deutsche Bank AG........................            6,474,697
       35,000  DT Pfandbrief- und Hypothekenbank AG....            1,899,209
                                                         -------------------
                                                                  24,161,620
                                                         -------------------
               INSURANCE--11.4%
        4,750  Allianz AG Holding......................            9,811,578
       17,500  CKAG Colonia Konzern AG.................            1,647,380
        3,000  DBV Holding AG..........................            1,077,467
        2,250  Munchener Ruckversicherungs-Gesellschaft
                 AG....................................            5,855,019
                                                         -------------------
                                                                  18,391,444
                                                         -------------------
               UTILITIES--8.8%
        1,000  Rheinelektra AG.........................              737,499
      110,000  RWE AG..................................            4,910,361
      150,000  Veba AG.................................            8,494,724
                                                         -------------------
                                                                  14,142,584
                                                         -------------------
TELEMEDIA/SERVICES SECTOR--2.6%
               COMMUNICATION SERVICES--2.0%
      150,000  Deutsche Telekom AG *...................            3,281,250
                                                         -------------------
               MEDIA SERVICES--0.6%
        1,250  Axel Springer Verlag AG.................              929,368
                                                         -------------------

----------------------------------------------------------------------------
   SHARES                 EQUITY INVESTMENTS                MARKET VALUE
----------------------------------------------------------------------------
TECHNOLOGY SECTOR--5.5%
               ELECTRICAL EQUIPMENT--0.4%
       15,000  Vossloh AG..............................  $           611,584
                                                         -------------------
               ELECTRONICS AND NEW TECHNOLOGY--0.4%
       15,000  eff-eff Fritz Fuss GmbH & Co.
                 KGaA..................................              647,560
                                                         -------------------
               TECHNOLOGY SERVICES--4.7%
       45,000  SAP AG..................................            7,657,393
                                                         -------------------
               Total Equity Investments
                 (Cost $122,477,976)--
                 99.6%.................................          160,718,421
               Other Assets Less Liabilities--0.4%.....              627,519
                                                         -------------------
               Net Assets--100.00%.....................  $       161,345,940
                                                         -------------------
                                                         -------------------

----------------
Percentages are of net assets.

 *  Non-income producing security.

**  Part of this security is on loan.

THE EMERGING GERMANY FUND INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

Rolf Passow, Chairman*
Robert J. Birnbaum
Carroll Brown
Theodore J. Coburn
James E. Dowd**
Alfred W. Fiore
George N. Fugelsang*
Siegfried A. Kessler**
Gottfried W. Perbix**
Jacob Saliba

 * Interested person within the meaning of the Investment Company Act of 1940 ** Member, Audit Committee

--------------------------------------------------------------------------------

OFFICERS
William S. Stack, President
Barbel Lenz, Vice President
Alexandra Simou, Secretary
Caroline M. Hirst, Treasurer and Assistant Secretary
Judith W. O'Connell, Assistant Treasurer
Jennie M. Wong, Assistant Treasurer
--------------------------------------------------------------------------------

INVESTMENT MANAGER
RCM Capital Management, L.L.C.
Four Embarcadero Center
San Francisco, California 94111

--------------------------------------------------------------------------------

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
DIVIDEND PAYING AGENT
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
P.O. Box 8209
Boston, Massachusetts 02266-8209
INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109
LEGAL COUNSEL
Shaw, Pittman, Potts & Trowbridge
2300 N Street, N.W.
Washington, D.C. 20037

                         THE EMERGING GERMANY FUND INC.

                               SUMMARY OF GENERAL
                                  INFORMATION
---------------------------------------

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Exchange Composite Transaction section of THE WALL STREET JOURNAL (designation "EmergGerFd" under the letter "G"). The Fund's NYSE trading symbol is "FRG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, as well as in BARRON'S and other newspapers in a table called "Closed End Funds." Additional information about the Fund is available by calling 1-800-356-6122.

DIVIDEND REINVESTMENT PLAN

  Through the Fund's voluntary Dividend Reinvestment Plan, shareholders may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

      This report is furnished to shareholders of The Emerging Germany Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.
      All references in this report to "dollars" or "$" are to United States dollars.
      Comparisons between changes in the Fund's net asset value per share and changes in the DAX100 Index should be considered in light of the Fund's investment objective and policies, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Deutsche Mark/ dollar exchange rate.

                                     [LOGO]

                                  THE EMERGING
                               GERMANY FUND INC.

                                QUARTERLY REPORT
                                 MARCH 31, 1997